SECURITY AGREEMENT

This Security Agreement (this “Agreement”), is dated as of May 22, 2009, made by LAS VEGAS GAMING, INC., a Nevada corporation (the “Grantor”), in favor of IGT, a Nevada corporation (the “Lender”).

W I T N E S S E T H

WHEREAS, the Grantor is party to a certain IGT-LVGI Binding Term Sheet dated on or about February 13, 2009, (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Advance Term Sheet”), between the Grantor and the Lender, pursuant to which the Lender advanced certain sums to the Grantor and the Grantor granted the Lender a security interest in all of the Grantor’s present and future assets;

WHEREAS, the Grantor has agreed to execute and deliver this Agreement to both confirm its earlier grant of a security interest in its assets and to grant the security interests described herein;

WHEREAS, the terms of the Advance Term Sheet require the Grantor to take any and all actions required to perfect a security interest in its assets in favor of the Lender;

NOW, THEREFORE, in consideration of the premises and in connection with the Advance Term Sheet and the transactions contemplated hereby and thereby, the Grantor hereby agrees with the Lender as follows:

AGREEMENT

SECTION 1.                                Grant of Security Interest.  To secure the prompt, punctual, and faithful performance of all and each of the Liabilities (as defined below), the Grantor hereby grants to the Lender, for the benefit of the Lender and any affiliate of the Lender, a continuing security interest in and to, and assigns to the Lender the following, and each item thereof, whether now owned or now due, or in which the Grantor has an interest, or hereafter acquired, arising, or to become due, or in which the Grantor obtains an interest, and all products, proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Lender may in the future be granted a security interest, is referred to herein as the “Collateral”):

(a)           All accounts and accounts receivable;

(b)           All inventory;

(c)           All general intangibles;

(d)           All equipment;

(e)           All goods;

(f)           All fixtures;

(g)           All chattel paper.

(h)           All letter-of-credit rights;

(i)           All payment intangibles;

(j)           All supporting obligations;

(k)           All books, records, and information relating to the Collateral and/or to the operation of the Grantor’s business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained;

(l)           All leasehold interests;

(m)           All investment property, instruments, documents, deposit accounts, money, policies and certificates of insurance, deposits, impressed accounts, compensating balances, cash, or other property;

(n)           All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing. ((a) through (m)) or otherwise; and

(o)           All liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing ((a) through (n)), including the right of stoppage in transit.

All terms used in this Section 1 and not otherwise defined in this Agreement shall have the meanings given to them in the Nevada Uniform Commercial Code.  It is intended that the Collateral include all assets of the Grantor.

SECTION 2.     Security Agreement.  The security interest in the Collateral granted pursuant to this Agreement is granted in conjunction with and to secure the liabilities, indebtedness and/or other obligations (collectively, the “Liabilities”) owing by the Grantor to the Lender pursuant to or in connection with the Advance Term Sheet, including, without limitation, any loans or advances made by the Lender to the Grantor in connection therewith.

SECTION 3.    Continuation of Security Interest.  The security interest created and granted herein is in addition to, and supplemental of, any security interest previously granted by the Grantor to the Lender and shall continue in full force and effect applicable to all Liabilities until all Liabilities have been paid and/or satisfied in full. At such time, the security interest created herein shall be specifically terminated in writing by a duly authorized officer of the Lender.

SECTION 4.       Perfection of Security Interests.

(a)           The Grantor irrevocably and unconditionally authorizes the Lender to file at any time and from time to time such financing statements with respect to the Collateral naming the Lender or its designee as the secured party and the Grantor as debtor, as the Lender may require, and including any other information with respect to the Grantor or otherwise required by part 5 of Article 9 of the Uniform Commercial Code of such jurisdiction as the Lender may determine, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on, prior to or after the date hereof.  The Grantor hereby ratifies and approves all financing statements naming the Lender or its designee as secured party and the Grantor as debtor with respect to the Collateral (and any amendments with respect to such financing statements) filed by or on behalf of the Lender prior to the date hereof and ratifies and confirms the authorization of the Lender to file such financing statements (and amendments, if any).  The Grantor hereby authorizes the Lender to adopt on behalf of the Grantor any symbol required for authenticating any electronic filing.  In no event shall the Grantor at any time file, or permit or cause to be filed, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming the Lender or its designee as secured party and the Grantor as debtor.

(b)           The Grantor shall take any other actions reasonably requested by the Lender from time to time to cause the attachment, perfection and first priority of, and the ability of the Lender to enforce, the security interest of the Lender in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC or other applicable law, to the extent, if any, that the Grantor’s signature thereon is required therefor, (ii) causing the Lender’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the security interest of the Lender in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the security interest of the Lender in such Collateral, (iv) obtaining the consents and approvals of any governmental authority or third party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, and taking all actions required by any earlier versions of the UCC or by other law, as applicable in any relevant jurisdiction.

SECTION 5.      Remedies.  Upon the occurrence of any bankruptcy or other similar proceeding involving the Grantor, all Liabilities shall be immediately due and payable.  Upon the occurrence of any other default by the Grantor under or in connection with the Advance Term Sheet (including the failure to repay any of the advances or loans made thereunder when due and payable) or this Agreement, the Lender may declare all Liabilities to be immediately due and payable and may exercise all other rights and remedies afforded to the Lender under applicable law as the Lender from time to time thereafter determines as appropriate.

SECTION 6.      Successors and Assigns.  This Agreement shall be binding upon the Grantor and its respective representatives, successors, and assigns and shall inure to the benefit of the Lender and its successors and assigns, provided, however, the Grantor may not assign this Agreement, in whole or in part, at any time, nor delegate any of its duties hereunder (with any such attempted assignment or delegation being void), and provided further, no trustee or other fiduciary appointed with respect to the Grantor shall have any rights hereunder.

SECTION 7.      Severability.  Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

SECTION 8.       Nevada Law.  This Agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the internal laws of the State of Nevada.

SECTION 9.      Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.  Delivery of an executed counterpart by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

LAS VEGAS GAMING, INC.

By:  /s/  Bruce Shepard
Name:   Bruce Shepard
Title:     Chief Financial Officer

ACCEPTED AND AGREED:

IGT

By: /s/  Ken Creighton
Name:  Ken Creighton
Title:    Assistant Secretary and
             V.P. Corporate Legal